                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2004

                                 VitalWorks Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       000-25311              59-2248411
--------------------------------------------------------------------------------
(State or other jurisdiction of          (Commission           (IRS Employer
        incorporation)                   File Number)        Identification No.)


239 Ethan Allen Highway, Ridgefield, CT                                   06877
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code:  203-894-1300

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         On October 4, 2004, VitalWorks Inc. ("VitalWorks") announced that in a decision entered on October 1, 2004, United States District Judge Janet Bond Arterton dismissed with prejudice the consolidated class action complaint filed against VitalWorks and three of its individual officers and directors. The complaint, captioned Bernard Frazier, et al. v. VitalWorks Inc., et al., was filed on or about July 31, 2003 in the United States District Court for the District of Connecticut.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VITALWORKS INC.

                                  By:  /s/ Stephen Hicks
                                       -------------------------
                                       Name:  Stephen Hicks
                                       Title: Vice President and General Counsel



Date:  October 7, 2004